Form N-SAR Sub-Item 77Q3 Exhibit

(a)(i): Not Applicable

(a)(ii): There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

(a)(iii): Certifications as shown below.

I, James L. O'Connor, certify that:

1. I have reviewed this report on Form N-SAR of Colorado
Municipals Portfolio;

2. Based on my knowledge, this report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: September 27, 2002

/s/ James L. O'Connor
________________________
James L. O'Connor
Treasurer

____________________________________________________________
___________

I, Thomas J. Fetter, certify that:

1. I have reviewed this report on Form N-SAR of Colorado
Municipals Portfolio;

2. Based on my knowledge, this report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: September 27, 2002

/s/ Thomas J. Fetter
________________________
Thomas J. Fetter
President